Exhibit 99.2

HORIZON THERAPEUTICS PLC

ADJUSTED HISTORICAL FINANCIAL INFORMATION (UNAUDITED)

DATED AUGUST 7, 2019

Change in Accounting Principle

As previously disclosed in its interim financial statements on Form 10-Q for the three months ended March 31, 2019, Horizon Therapeutics plc (“the Company”) changed its accounting for business combinations in respect of intangible assets acquired and their related third-party contingent royalties.  When accounting for business combinations under ASC Topic 805, Business Combinations, the Company previously separately identified and recorded at fair value intangible assets acquired and their related third-party contingent royalties at the date of acquisition.  Third-party contingent royalties are payable to parties other than sellers of the businesses.  Effective January 1, 2019, the Company retrospectively changed its accounting for business combinations and is now recording acquired intangible assets and their related third-party contingent royalties on a net basis (“New Method”).  The Company changed its accounting principle on the basis that the use of the New Method is preferable, primarily due to improved comparability with the Company’s peers.

The change in accounting principle resulted in the Company re-performing its purchase price allocations as of the respective acquisition dates for prior business combinations.  The adjustments to the purchase price allocations primarily resulted in a decrease in developed technology intangible assets and the elimination of liabilities for accrued contingent royalties due to recording these items on a net basis.  The re-performance of purchase price allocations also impacted goodwill and deferred tax liabilities.  In addition, the change in accounting principle resulted in the elimination of royalty reimbursement assets and accrued contingent royalty liabilities that were recorded in connection with divestitures, impacting prepaid expenses and other current assets, other assets, accrued expenses and other long-term liabilities captions as shown in the tables below.  In addition, under the New Method of accounting, the Company is presenting accrued royalties based on each period’s net sales as part of the accrued expenses line item on its consolidated balance sheets.

Furthermore, the adjustments to the purchase price allocations primarily resulted in a net decrease in cost of goods sold reflecting lower intangible asset amortization and the elimination of royalty accretion and remeasurement expenses, partially offset by the royalty expense based on the periods’ net sales.  The re-performance of purchase price allocations also directly impacted impairments of long-lived assets and benefit/expense for income taxes, as shown in the tables below.  In addition, the elimination of royalty reimbursement assets and accrued contingent royalty liabilities that were recorded in connection with divestitures resulted in adjustments to gain on sale of assets, gain on divestiture and other income, net.

Revision of Prior Period Financial Statements

As previously disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, during the course of preparing its consolidated financial statements for the year ended December 31, 2018, the Company identified an error in the measurement of the contingent royalty liability calculation pertaining to the royalty end date for one of its medicines.  The royalty end date for KRYSTEXXA is approximately two and one half years earlier than the date originally assumed in the calculations.  As a result of the error, accrued royalties, net of current, and cost of goods sold had been overstated and shareholders’ equity had been understated.  The Company concluded that the amounts were not material to any of its previously issued consolidated financial statements.

The revision did not impact the consolidated balance sheet and consolidated statement of comprehensive loss as of and for the year ended December 31, 2018, as the error had been identified prior to the reporting of these consolidated financial statements.  The comparative amounts included in the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 reflected the impact of the revision; therefore, the ‘As Previously Reported’ columns in the tables below for the consolidated balance sheet and consolidated statement of comprehensive loss as of and for the year ended December 31, 2017, and the consolidated statement of comprehensive loss for the year ended December 31, 2016, reflect the impact of the revision.  The revision did not impact the consolidated financial statements as of and for the years ended December 31, 2013, 2014 and 2015 as the error related to the accounting for a business combination that occurred in January 2016.

The ‘As Previously Reported’ column in the table below for the consolidated statement of comprehensive loss for the three months ended December 31, 2018 was derived from Note 23 to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, which reflected the impact of the revision.  The ‘As Previously Reported’ columns in the tables below for the consolidated statements of comprehensive loss for the three-month periods ended September 30, 2018, June 30, 2018 and March 31, 2018, were derived from the previously reported interim financial statements on Form for 10-Q for each of the respective periods.

Adjusted Financial Information

The impact of the change in accounting principle and the revision on the consolidated statements of cash flows consisted of adjustments to reconcile net (loss) income to net cash provided by operating activities and changes in operating assets and liabilities for all periods presented.  There was no impact on total operating, investing or financing cash flows for any prior period.  In addition, there was no impact from the change in accounting principle and the revision on the Company’s previously reported adjusted EBITDA, non-GAAP net income, non-GAAP diluted earnings per share, non-GAAP gross profit and gross profit ratio, non-GAAP operating expenses, non-GAAP operating income, non-GAAP tax rate, non-GAAP operating cash flow and net debt for any prior period.

The following tables present selected line items from the Company’s consolidated financial statements for the years ended December 31, 2018, 2017, 2016, 2015, 2014 and 2013 illustrating the effect of the change in accounting principle, in addition to the effect of the revision, where applicable:

	Consolidated Balance Sheet
	As of December 31, 2018
	As Previously Reported	Impact of Accounting Change	As Adjusted
Prepaid expenses and other current assets	$70,828	$(2,610)	$68,218
Total current assets	1,548,426	(2,610)	1,545,816
Developed technology, net	2,120,596	(174,957)	1,945,639
Goodwill	426,441	(12,772)	413,669
Other assets	23,029	(14,070)	8,959
Total assets	4,146,371	(204,409)	3,941,962
Accrued expenses	205,593	10,146	215,739
Accrued royalties - current portion	63,363	(63,363)	—
Total current liabilities	761,904	(53,217)	708,687
Accrued royalties - net of current	285,374	(285,374)	—
Deferred tax liabilities, net	93,630	14,138	107,768
Other long-term liabilities	54,622	(15,905)	38,717
Total long-term liabilities	2,330,310	(287,141)	2,043,169
Accumulated deficit	(1,314,718)	135,949	(1,178,769)
Total shareholders’ equity	1,054,157	135,949	1,190,106
Total liabilities and shareholders’ equity	4,146,371	(204,409)	3,941,962

	Consolidated Statement of Comprehensive Loss
	For the Twelve Months Ended December 31, 2018
	As Previously Reported	Impact of Accounting Change	As Adjusted
Cost of goods sold	$422,317	$(31,016)	$391,301
Gross profit	785,253	31,016	816,269
Impairment of long-lived assets	50,302	(4,206)	46,096
Gain on sale of assets	(42,688)	(297)	(42,985)
Total operating expenses	782,861	(4,503)	778,358
Operating income	2,392	35,519	37,911
Other income, net	346	495	841
Total other expenses, net	(121,538)	495	(121,043)
Loss before benefit for income taxes	(119,146)	36,014	(83,132)
Benefit for income taxes	(44,959)	207	(44,752)
Net loss	(74,187)	35,807	(38,380)
Net loss per ordinary share - basic and diluted	(0.45)	0.22	(0.23)
Comprehensive loss	(74,727)	35,807	(38,920)

	Consolidated Balance Sheet
	As of December 31, 2017
	As Previously Reported	Impact of Accounting Change	As Adjusted
Prepaid expenses and other current assets	$43,402	$(2,643)	$40,759
Total current assets	1,268,168	(2,643)	1,265,525
Developed technology, net	2,442,292	(205,426)	2,236,866
Goodwill	426,441	(12,772)	413,669
Other assets	36,081	(19,985)	16,096
Total assets	4,202,298	(240,826)	3,961,472
Accrued expenses	175,697	8,979	184,676
Accrued royalties - current portion	65,328	(65,328)	—
Total current liabilities	794,969	(56,349)	738,620
Accrued royalties - net of current	279,316	(279,316)	—
Deferred tax liabilities, net	157,945	13,932	171,877
Other long-term liabilities	68,015	(19,235)	48,780
Total long-term liabilities	2,406,019	(284,619)	2,121,400
Accumulated deficit	(1,242,117)	100,142	(1,141,975)
Total shareholders’ equity	1,001,310	100,142	1,101,452
Total liabilities and shareholders’ equity	4,202,298	(240,826)	3,961,472

	Consolidated Statement of Comprehensive Loss
	For the Twelve Months Ended December 31, 2017
	As Previously Reported	Impact of Accounting Change	As Adjusted
Cost of goods sold	$537,334	$(43,966)	$493,368
Gross profit	518,897	43,966	562,863
Operating loss	(383,428)	43,966	(339,462)
Gain on divestiture	6,267	1,698	7,965
Other income, net	588	(141)	447
Total other expenses, net	(120,906)	1,557	(119,349)
Loss before benefit for income taxes	(504,334)	45,523	(458,811)
Benefit for income taxes	(102,749)	(5,937)	(108,686)
Net loss	(401,585)	51,460	(350,125)
Net loss per ordinary share - basic and diluted	(2.46)	0.31	(2.15)
Comprehensive loss	(399,482)	51,460	(348,022)

	Consolidated Balance Sheet
	As of December 31, 2016
	As Previously Reported	Revision	As Revised	Impact of Accounting Change	As Adjusted
Developed technology, net	$2,767,184	$(1,829)	$2,765,355	$(237,216)	$2,528,139
Goodwill	445,579	—	445,579	(13,364)	432,215
Total assets	4,307,306	(1,829)	4,305,477	(250,580)	4,054,897
Accrued expenses	198,012	—	198,012	10,698	208,710
Accrued royalties - current portion	61,981	—	61,981	(61,981)	—
Total current liabilities	621,099	—	621,099	(51,283)	569,816
Accrued royalties - net of current	272,293	(3,100)	269,193	(269,193)	—
Deferred tax liabilities, net	296,568	—	296,568	19,869	316,437
Other long-term liabilities	46,061	—	46,061	1,412	47,473
Total long-term liabilities	2,422,428	(3,100)	2,419,328	(247,912)	2,171,416
Accumulated deficit	(848,021)	1,271	(846,750)	48,615	(798,135)
Total shareholders’ equity	1,263,779	1,271	1,265,050	48,615	1,313,665
Total liabilities and shareholders’ equity	4,307,306	(1,829)	4,305,477	(250,580)	4,054,897

	Consolidated Statement of Comprehensive Loss
	For the Twelve Months Ended December 31, 2016
	As Previously Reported	Impact of Accounting Change	As Adjusted
Cost of goods sold	$392,001	$(25,596)	$366,405
Gross profit	589,119	25,596	614,715
Impairment of long-lived assets	66,000	(1,300)	64,700
Total operating expenses	735,015	(1,300)	733,715
Operating loss	(145,896)	26,896	(119,000)
Other income, net	6,697	—	6,697
Total other expenses, net	(80,918)	—	(80,918)
Loss before benefit for income taxes	(226,814)	26,896	(199,918)
Benefit for income taxes	(61,251)	8,425	(52,826)
Net loss	(165,563)	18,471	(147,092)
Net loss per ordinary share - basic and diluted	(1.03)	0.11	(0.92)
Comprehensive loss	(165,998)	18,471	(147,527)

	Consolidated Balance Sheet
	As of December 31, 2015
	As Previously Reported	Impact of Accounting Change	As Adjusted
Developed technology, net	$1,609,049	$(130,353)	$1,478,696
In-process research and development	66,000	(1,300)	64,700
Total assets	3,073,060	(131,653)	2,941,407
Accrued expenses	114,518	9,314	123,832
Accrued royalties - current portion	51,700	(51,700)	—
Total current liabilities	372,024	(42,386)	329,638
Accrued royalties - net of current	123,519	(123,519)	—
Deferred tax liabilities, net	113,400	4,108	117,508
Total long-term liabilities	1,387,891	(119,411)	1,268,480
Accumulated deficit	(681,187)	30,144	(651,043)
Total shareholders’ equity	1,313,145	30,144	1,343,289
Total liabilities and shareholders’ equity	3,073,060	(131,653)	2,941,407

	Consolidated Statement of Comprehensive Income
	For the Twelve Months Ended December 31, 2015
	As Previously Reported	Impact of Accounting Change	As Adjusted
Cost of goods sold	$219,502	$(24,986)	$194,516
Gross profit	537,542	24,986	562,528
Operating income	55,372	24,986	80,358
Loss before benefit for income taxes	(132,712)	24,986	(107,726)
Benefit for income taxes	(172,244)	4,107	(168,137)
Net income	39,532	20,879	60,411
Net income per ordinary share - basic	0.27	0.14	0.41
Net income per ordinary share - diluted	0.25	0.14	0.39
Comprehensive income	41,244	20,879	62,123

	Consolidated Balance Sheet
	As of December 31, 2014
	As Previously Reported	Impact of Accounting Change	As Adjusted
Developed technology, net	$696,963	$(57,484)	$639,479
In-process research and development	66,000	(1,300)	64,700
Deferred tax assets, net, non-current	20,291	2,106	22,397
Total assets	1,126,302	(56,678)	1,069,624
Accrued expenses	49,794	6,163	55,957
Accrued royalties - current portion	25,325	(25,325)	—
Total current liabilities	221,840	(19,162)	202,678
Accrued royalties - net of current	48,887	(48,887)	—
Deferred tax liabilities, net, non-current	20,291	2,106	22,397
Total long-term liabilities	364,258	(46,781)	317,477
Accumulated deficit	(720,719)	9,265	(711,454)
Total shareholders’ equity	540,204	9,265	549,469
Total liabilities and shareholders’ equity	1,126,302	(56,678)	1,069,624

	Consolidated Statement of Comprehensive Loss
	For the Twelve Months Ended December 31, 2014
	As Previously Reported	Impact of Accounting Change	As Adjusted
Cost of goods sold	$78,753	$(8,589)	$70,164
Gross profit	218,202	8,589	226,791
Operating loss	(8,491)	8,589	98
Loss before benefit for income taxes	(269,687)	8,589	(261,098)
Net loss	(263,603)	8,589	(255,014)
Net loss per ordinary share - basic and diluted	(3.15)	0.11	(3.04)
Comprehensive loss	(265,563)	8,589	(256,974)

	Consolidated Balance Sheet
	As of December 31, 2013
	As Previously Reported	Impact of Accounting Change	As Adjusted
Developed technology, net	$131,094	$(32,316)	$98,778
Deferred tax assets, net, non-current	—	254	254
Total assets	246,328	(32,062)	214,266
Accrued royalties - current portion	8,010	(8,010)	—
Total current liabilities	43,310	(8,010)	35,300
Accrued royalties - net of current	24,982	(24,982)	—
Deferred tax liabilities, net, non-current	3,362	254	3,616
Total long-term liabilities	252,100	(24,728)	227,372
Accumulated deficit	(457,116)	676	(456,440)
Total shareholders’ equity	(49,082)	676	(48,406)
Total liabilities and shareholders’ equity	246,328	(32,062)	214,266

	Consolidated Statement of Comprehensive Loss
	For the Twelve Months Ended December 31, 2013
	As Previously Reported	Impact of Accounting Change	As Adjusted
Cost of goods sold	$14,625	$(676)	$13,949
Gross profit	59,391	676	60,067
Operating loss	(42,854)	676	(42,178)
Loss before benefit for income taxes	(150,126)	676	(149,450)
Net loss	(149,005)	676	(148,329)
Net loss per ordinary share - basic and diluted	(2.34)	0.01	(2.33)
Comprehensive loss	(148,036)	676	(147,360)

The following tables present selected line items from the Company’s consolidated statement of comprehensive loss for the four quarters of 2018 illustrating the effect of the change in accounting principle, in addition to the effect of the revisions, where applicable:

	Consolidated Statement of Comprehensive Loss
	For the Three Months Ended December 31, 2018
	As Previously Reported	Impact of Accounting Change	As Adjusted
Cost of goods sold	$109,520	$(10,921)	$98,599
Gross profit	246,023	10,921	256,944
Gain on sale of assets	(30,385)	(297)	(30,682)
Total operating expenses	174,773	(297)	174,476
Operating income	71,250	11,218	82,468
Other income, net	(632)	640	8
Total other expenses, net	(30,514)	640	(29,874)
Income before benefit for income taxes	40,736	11,858	52,594
Benefit for income taxes	(46,822)	(2,232)	(49,054)
Net income	87,558	14,090	101,648
Net income per ordinary share - basic	0.52	0.08	0.60
Net income per ordinary share - diluted	0.50	0.08	0.58
Comprehensive income	87,296	14,090	101,386

	Consolidated Statement of Comprehensive Loss
	For the Three Months Ended September 30, 2018
	As Previously Reported	Revision	As Revised	Impact of Accounting Change	As Adjusted
Cost of goods sold	$99,011	$(840)	$98,171	$(7,094)	$91,077
Gross profit	226,300	840	227,140	7,094	234,234
Operating income	54,246	840	55,086	7,094	62,180
Other income, net	453	—	453	(116)	337
Total other expenses, net	(29,949)	—	(29,949)	(116)	(30,065)
Income before benefit for income taxes	24,297	840	25,137	6,978	32,115
Benefit for income taxes	(1,733)	—	(1,733)	467	(1,266)
Net income	26,030	840	26,870	6,511	33,381
Net income per ordinary share - basic	0.16	—	0.16	0.04	0.20
Net income per ordinary share - diluted	0.15	0.01	0.16	0.03	0.19
Comprehensive income	25,897	840	26,737	6,511	33,248

	Consolidated Statement of Comprehensive Loss
	For the Three Months Ended June 30, 2018
	As Previously Reported	Revision	As Revised	Impact of Accounting Change	As Adjusted
Cost of goods sold	$100,082	$(795)	$99,287	$(7,950)	$91,337
Gross profit	202,753	795	203,548	7,950	211,498
Operating income	1,814	795	2,609	7,950	10,559
Other income, net	347	—	347	(1)	346
Total other expenses, net	(30,688)	—	(30,688)	(1)	(30,689)
Loss before expense for income taxes	(28,874)	795	(28,079)	7,949	(20,130)
Expense for income taxes	3,962	—	3,962	659	4,621
Net loss	(32,836)	795	(32,041)	7,290	(24,751)
Net loss per ordinary share - basic and diluted	(0.20)	0.01	(0.19)	0.04	(0.15)
Comprehensive loss	(33,444)	795	(32,649)	7,290	(25,359)

	Consolidated Statement of Comprehensive Loss
	For the Three Months Ended March 31, 2018
	As Previously Reported	Revision	As Revised	Impact of Accounting Change	As Adjusted
Cost of goods sold	$116,092	$(753)	$115,339	$(5,051)	$110,288
Gross profit	107,789	753	108,542	5,051	113,593
Impairment of long-lived assets	37,853	—	37,853	(4,206)	33,647
Total operating expenses	235,097	—	235,097	(4,206)	230,891
Operating loss	(127,308)	753	(126,555)	9,257	(117,298)
Other income, net	178	—	178	(27)	151
Total other expenses, net	(30,386)	—	(30,386)	(27)	(30,413)
Loss before (benefit) expense for income taxes	(157,694)	753	(156,941)	9,230	(147,711)
(Benefit) expense for income taxes	(367)	—	(367)	1,312	945
Net loss	(157,327)	753	(156,574)	7,918	(148,656)
Net loss per ordinary share - basic and diluted	(0.96)	0.01	(0.95)	0.05	(0.90)
Comprehensive loss	(156,864)	753	(156,111)	7,918	(148,193)